Fidelity®

Trend

Fund

Annual Report

December 31, 2002(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Trend	-20.89%	-6.84%	60.61%
S&P 500®	-22.10%	-2.90%	144.31%
Growth Funds Average	-24.97%	-6.87%	107.91%
Large-Cap Core Funds Average	-23.49%	-8.29%	110.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Trend	-20.89%	-1.41%	4.85%
S&P 500	-22.10%	-0.59%	9.34%
Growth Funds Average	-24.97%	-1.85%	7.08%
Large-Cap Core Funds Average	-23.49%	-1.90%	7.55%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Trend Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Three years into the new millennium and major U.S. equity indexes still have yet to generate a positive return. The current three-year losing streak is the first of its kind since 1939-41, and only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the technology and telecommunications sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, we learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the ´90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investor psyche. On a more upbeat note, a solid fourth quarter rally spurred hopes for a recovery in 2003.

(Portfolio Manager photograph)
An interview with Ramin Arani, Portfolio Manager of Fidelity Trend Fund

Q. How did the fund perform, Ramin?

A. It beat its benchmarks in a difficult market environment, but had disappointing absolute performance. For the 12 months ending December 31, 2002, the fund returned -20.89%, compared with -22.10% for the Standard & Poor's 500 Index and -24.97% for the growth funds average tracked by Lipper Inc.

Q. What enabled the fund to outperform the index and the Lipper average?

A. Favorable stock selection in capital goods, health care equipment and services, and telecommunication services had a positive effect on our results compared with the index. In a number of cases, what we didn't own was as important as what we did own. For instance, not owning the bankrupt long-distance carrier WorldCom significantly boosted our relative returns in telecom services. In the case of AT&T Wireless, our limited exposure on average and timely buying and selling enabled the fund to log a positive return from a stock that declined over 60% during the period. Similarly, in health care equipment and services, I favored medical technology stocks and managed to avoid or minimize exposure to services stocks that fell apart during the period, such as HEALTHSOUTH and Tenet Healthcare. On the other hand, underweighting banks was a mistake, and stock selection in pharmaceuticals, biotechnology, materials and transportation could have been better. Versus the Lipper average, our less aggressive bias and favorable stock selection helped the fund come out ahead.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your positioning in technology in the second half of the period?

A. By year end I had moved to a more cautious stance after getting aggressive in July and October, when valuations in semiconductor and software stocks were compelling and sentiment had deteriorated badly. By December, tech valuations were less attractive, so I trimmed back to a slightly overweighted position, with most of the sales occurring in the semiconductor space. The fund also held some wireless and wireline equipment stocks where I thought valuations were cheap and the companies were capable of hitting their estimates.

Q. Which stocks helped the fund?

A. As it did six months ago, Lockheed Martin finished the period as our top contributor. The company continued to exceed earnings and cash-flow expectations and benefited from both short- and longer-term prospects for higher defense spending, as well as some lucrative new contracts. An overweighted position in Coca-Cola also helped. Coke held up better than most other stocks during the period; it continued to execute well, rolling out new products and generating healthy growth in foreign revenues. Finally, a sizable underweighting in Home Depot helped, as the stock fell sharply on investors' realization that the company had reached a size at which it would be difficult to maintain the robust rates of growth it had achieved as a smaller company.

Q. What stocks held back performance?

A. On an absolute basis, General Electric (GE) was our biggest detractor as well as one of our largest holdings. Most of the damage to the stock occurred in the first half of the period, when a number of accounting scandals made investors leery of large, financially complex companies. Additionally, the sluggish economy handcuffed a number of GE's businesses, particularly its turbine operations. Relative to our benchmark, the fund was hurt by a pair of software stocks - Compuware and Vastera - where we had moderate overweightings and the stocks did poorly. Unfortunately, the deteriorating economic environment took its toll on these stocks despite their attractive valuations and - in the case of Vastera - an exciting long-term story.

Q. What's your outlook, Ramin?

A. In this challenging environment, it's especially important to stay in close touch with the companies that we follow and to fully utilize our third-party sources of information - including suppliers, competitors and customers. I'll also stay focused on valuations, looking for opportunities to hold stocks that might temporarily be cheap. Additionally, I'll be watching various indicators for signs of renewed demand that might dictate a shift in my cautious strategy.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek growth of capital by normally investing primarily in common stocks of companies likely to benefit from economic, financial or market trends

Fund number: 005

Trading symbol: FTRNX

Start date: June 16, 1958

Size: as of December 31, 2002, more than $729 million

Manager: Ramin Arani, since 2000; manager, Fidelity Select Health Care Portfolio and Fidelity Advisor Health Care Fund, 1999-2000; Fidelity Select Retailing Portfolio, 1997- 1999; joined Fidelity in 1992

3

Ramin Arani discusses the status of the consumer:

"Consumers have kept the economy afloat so far in this recession, but toward the end of the period we saw signs that their spending might be weakening. For one thing, holiday shopping sales were disappointing, even for deep discounters such as Wal-Mart. Second, it's getting harder to persuade people to spend money on cars, even with zero-percent financing. Without aggressive financing incentives, auto sales tend to tail off sharply. Moreover, there's evidence that individuals are becoming more concerned about conserving their cash and paying down debt.

"A pullback in consumer spending would have negative implications for a lot of industries and for the economy in general. Some of the sectors where we could see repercussions in stock prices include consumer discretionary and financial services, especially consumer credit companies and regional banks that do a lot of home lending. Of course, geopolitical developments, such as war with Iraq or any other scenario that triggers higher energy prices, can inhibit consumers' spending tendencies too."

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.0	4.8
General Electric Co.	2.6	3.2
Wal-Mart Stores, Inc.	2.6	1.5
Citigroup, Inc.	2.4	2.2
Pfizer, Inc.	2.3	3.1
Merck & Co., Inc.	2.3	1.6
American International Group, Inc.	2.1	2.5
Johnson & Johnson	2.0	1.5
Exxon Mobil Corp.	1.7	1.6
Bank of America Corp.	1.7	1.3
	23.7
Top Five Market Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	17.2
Health Care	15.6	14.9
Information Technology	15.3	14.5
Consumer Discretionary	12.2	13.8
Industrials	12.2	11.7
Asset Allocation (% of fund's net assets)
As of December 31, 2002 *		As of June 30, 2002**
	Stocks and Equity Futures 97.4%		Stocks 96.5%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 3.1%
* Foreign investments	1.8%	** Foreign investments	2.6%

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.1%
Hotels, Restaurants & Leisure - 0.3%
International Game Technology (a)	10,400	$ 790
McDonald's Corp.	61,700	992
Wendy's International, Inc.	8,900	241
		2,023
Household Durables - 0.3%
Clayton Homes, Inc.	70,800	862
Fleetwood Enterprises, Inc. (a)	27,540	216
Leggett & Platt, Inc.	35,400	794
Maytag Corp.	22,120	630
		2,502
Internet & Catalog Retail - 0.1%
eBay, Inc. (a)	12,600	855
Leisure Equipment & Products - 0.1%
Mattel, Inc.	50,300	963
Media - 5.3%
AOL Time Warner, Inc. (a)	526,550	6,898
Belo Corp. Series A	41,500	885
Clear Channel Communications, Inc. (a)	93,812	3,498
Comcast Corp.:
Class A (a)	131,114	3,090
Class A (special) (a)	82,400	1,861
EchoStar Communications Corp. Class A (a)	84,800	1,888
Entercom Communications Corp. Class A (a)	14,200	666
Fox Entertainment Group, Inc. Class A (a)	261,000	6,768
Gannett Co., Inc.	26,000	1,867
Liberty Media Corp. Class A (a)	223,796	2,001
McGraw-Hill Companies, Inc.	20,000	1,209
Tribune Co.	19,900	905
Univision Communications, Inc. Class A (a)	17,300	424
Viacom, Inc.:
Class A (a)	21,350	871
Class B (non-vtg.) (a)	145,850	5,945
		38,776
Multiline Retail - 3.5%
Big Lots, Inc. (a)	44,000	582
Costco Wholesale Corp. (a)	29,900	839
Federated Department Stores, Inc. (a)	26,300	756
Kohl's Corp. (a)	29,500	1,651
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Target Corp.	91,300	$ 2,739
Wal-Mart Stores, Inc.	367,300	18,552
		25,119
Specialty Retail - 2.0%
Aeropostale, Inc.	68,100	720
Circuit City Stores, Inc. - Circuit City Group	28,100	209
Gap, Inc.	166,500	2,584
Home Depot, Inc.	50,500	1,210
Limited Brands, Inc.	52,590	733
Lowe's Companies, Inc.	93,700	3,514
Office Depot, Inc. (a)	145,000	2,140
PETsMART, Inc. (a)	62,900	1,077
Ross Stores, Inc.	25,200	1,068
Talbots, Inc.	13,800	380
Williams-Sonoma, Inc. (a)	27,400	744
		14,379
Textiles Apparel & Luxury Goods - 0.5%
Jones Apparel Group, Inc. (a)	29,000	1,028
NIKE, Inc. Class B	37,100	1,650
Polo Ralph Lauren Corp. Class A (a)	36,500	794
Reebok International Ltd. (a)	13,900	409
		3,881
TOTAL CONSUMER DISCRETIONARY		88,498
CONSUMER STAPLES - 7.8%
Beverages - 2.9%
Adolph Coors Co. Class B	5,400	331
Anheuser-Busch Companies, Inc.	55,400	2,681
PepsiCo, Inc.	161,070	6,800
The Coca-Cola Co.	267,600	11,726
		21,538
Food & Drug Retailing - 0.7%
CVS Corp.	113,600	2,837
Safeway, Inc. (a)	44,100	1,030
Sysco Corp.	24,600	733
Whole Foods Market, Inc. (a)	6,790	358
		4,958
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 0.3%
Hershey Foods Corp.	10,300	$ 695
Wm. Wrigley Jr. Co.	21,600	1,185
		1,880
Household Products - 1.8%
Colgate-Palmolive Co.	59,000	3,093
Kimberly-Clark Corp.	20,100	954
Procter & Gamble Co.	106,100	9,118
		13,165
Personal Products - 1.1%
Avon Products, Inc.	16,400	883
Gillette Co.	241,500	7,332
		8,215
Tobacco - 1.0%
Philip Morris Companies, Inc.	176,500	7,154
TOTAL CONSUMER STAPLES		56,910
ENERGY - 6.3%
Energy Equipment & Services - 2.1%
Cooper Cameron Corp. (a)	14,000	697
ENSCO International, Inc.	54,400	1,602
Halliburton Co.	39,900	747
National-Oilwell, Inc. (a)	38,400	839
Noble Corp. (a)	13,300	467
Pride International, Inc. (a)	115,000	1,714
Rowan Companies, Inc.	100,600	2,284
Schlumberger Ltd. (NY Shares)	95,800	4,032
Smith International, Inc. (a)	62,200	2,029
Weatherford International Ltd. (a)	24,100	962
		15,373
Oil & Gas - 4.2%
Anadarko Petroleum Corp.	23,100	1,106
ChevronTexaco Corp.	125,919	8,371
ConocoPhillips	105,068	5,084
Exxon Mobil Corp.	353,030	12,335
Occidental Petroleum Corp.	39,200	1,115
Premcor, Inc.	72,900	1,621
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Tsakos Energy Navigation Ltd.	10,100	$ 156
Valero Energy Corp.	27,700	1,023
		30,811
TOTAL ENERGY		46,184
FINANCIALS - 17.5%
Banks - 5.3%
Bank of America Corp.	173,600	12,077
Bank of New York Co., Inc.	31,000	743
Bank One Corp.	198,300	7,248
Fifth Third Bancorp	51,500	3,015
FleetBoston Financial Corp.	154,500	3,754
U.S. Bancorp, Delaware	41,900	889
Wachovia Corp.	148,423	5,409
Wells Fargo & Co.	122,500	5,742
		38,877
Diversified Financials - 7.6%
American Express Co.	142,200	5,027
Bear Stearns Companies, Inc.	12,600	748
Charles Schwab Corp.	147,000	1,595
Citigroup, Inc.	498,177	17,531
Fannie Mae	89,900	5,783
Freddie Mac	65,300	3,856
Goldman Sachs Group, Inc.	9,100	620
J.P. Morgan Chase & Co.	171,280	4,111
Lehman Brothers Holdings, Inc.	43,200	2,302
MBNA Corp.	123,700	2,353
Merrill Lynch & Co., Inc.	201,200	7,636
Morgan Stanley	87,800	3,505
SLM Corp.	2,000	208
		55,275
Insurance - 4.6%
ACE Ltd.	64,000	1,878
AFLAC, Inc.	33,200	1,000
Allstate Corp.	118,500	4,383
American International Group, Inc.	268,537	15,535
Hartford Financial Services Group, Inc.	48,600	2,208
Marsh & McLennan Companies, Inc.	28,200	1,303
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	129,800	$ 3,510
Platinum Underwriters Holdings Ltd.	16,100	424
Prudential Financial, Inc.	27,300	867
Travelers Property Casualty Corp.:
Class A	47,723	699
Class B (a)	44,220	648
XL Capital Ltd. Class A	12,200	942
		33,397
TOTAL FINANCIALS		127,549
HEALTH CARE - 15.6%
Biotechnology - 1.3%
Amgen, Inc. (a)	111,700	5,400
Biogen, Inc. (a)	17,200	689
Cephalon, Inc. (a)	16,000	779
Enzon Pharmaceuticals, Inc. (a)	45,900	767
Geneprot, Inc. (e)	62,000	217
MedImmune, Inc. (a)	52,400	1,424
		9,276
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	91,700	2,568
Beckman Coulter, Inc.	8,300	245
Biomet, Inc.	49,700	1,424
Boston Scientific Corp. (a)	72,500	3,083
Centerpulse AG sponsored ADR	23,500	407
Medtronic, Inc.	110,200	5,025
St. Jude Medical, Inc. (a)	51,500	2,046
Stryker Corp.	18,000	1,208
Varian Medical Systems, Inc. (a)	16,100	799
Zimmer Holdings, Inc. (a)	7,950	330
		17,135
Health Care Providers & Services - 1.5%
AdvancePCS Class A (a)	16,700	371
Anthem, Inc. (a)	10,300	648
Cardinal Health, Inc.	28,850	1,708
HCA, Inc.	43,500	1,805
McKesson Corp.	61,500	1,662
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. (a)	44,700	$ 733
UnitedHealth Group, Inc.	48,700	4,066
		10,993
Pharmaceuticals - 10.4%
Abbott Laboratories	133,600	5,344
Bristol-Myers Squibb Co.	151,700	3,512
Eli Lilly & Co.	64,900	4,121
Forest Laboratories, Inc. (a)	6,000	589
Johnson & Johnson	271,900	14,604
Merck & Co., Inc.	293,300	16,604
Pfizer, Inc.	562,575	17,198
Pharmacia Corp.	116,900	4,886
Schering-Plough Corp.	212,300	4,713
Wyeth	121,200	4,533
		76,104
TOTAL HEALTH CARE		113,508
INDUSTRIALS - 12.0%
Aerospace & Defense - 1.9%
Boeing Co.	44,600	1,471
Honeywell International, Inc.	27,800	667
Integrated Defense Technologies, Inc.	87,200	1,264
Lockheed Martin Corp.	51,100	2,951
Northrop Grumman Corp.	50,021	4,852
United Technologies Corp.	33,200	2,056
Veridian Corp.	15,600	333
		13,594
Air Freight & Logistics - 0.9%
CNF, Inc.	12,500	416
FedEx Corp.	11,900	645
United Parcel Service, Inc. Class B	89,900	5,671
		6,732
Airlines - 0.4%
Delta Air Lines, Inc.	62,400	755
JetBlue Airways Corp.	600	16
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
Northwest Airlines Corp. (a)	142,197	$ 1,044
Southwest Airlines Co.	96,100	1,336
		3,151
Building Products - 0.7%
American Standard Companies, Inc. (a)	24,200	1,722
Masco Corp.	157,900	3,324
		5,046
Commercial Services & Supplies - 1.8%
Allied Waste Industries, Inc. (a)	75,200	752
Automatic Data Processing, Inc.	54,000	2,120
Avery Dennison Corp.	34,900	2,132
Cendant Corp. (a)	176,700	1,852
Ceridian Corp. (a)	36,000	519
Concord EFS, Inc. (a)	33,600	529
First Data Corp.	96,400	3,414
Paychex, Inc.	49,200	1,373
		12,691
Construction & Engineering - 0.0%
Fluor Corp.	9,100	255
Electrical Equipment - 0.3%
Emerson Electric Co.	41,400	2,105
Industrial Conglomerates - 3.9%
3M Co.	24,100	2,972
General Electric Co.	790,900	19,258
Tyco International Ltd.	371,300	6,342
		28,572
Machinery - 1.6%
AGCO Corp. (a)	106,800	2,360
Albany International Corp. Class A	48,600	1,004
Danaher Corp.	25,400	1,669
Illinois Tool Works, Inc.	35,500	2,303
Ingersoll-Rand Co. Ltd. Class A	50,200	2,162
Navistar International Corp. (a)	58,300	1,417
Parker Hannifin Corp.	19,600	904
		11,819
Road & Rail - 0.5%
Arkansas Best Corp. (a)	19,300	501
CSX Corp.	22,200	628
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
Kansas City Southern (a)	55,200	$ 662
Union Pacific Corp.	25,600	1,533
		3,324
TOTAL INDUSTRIALS		87,289
INFORMATION TECHNOLOGY - 15.2%
Communications Equipment - 2.3%
Advanced Fibre Communication, Inc. (a)	20,900	349
CIENA Corp. (a)	69,600	358
Cisco Systems, Inc. (a)	646,700	8,472
Comverse Technology, Inc. (a)	107,900	1,081
Motorola, Inc.	492,400	4,259
Nokia Corp. sponsored ADR	59,200	918
QUALCOMM, Inc. (a)	35,800	1,303
		16,740
Computers & Peripherals - 3.8%
Dell Computer Corp. (a)	286,800	7,669
EMC Corp. (a)	319,600	1,962
Hewlett-Packard Co.	270,200	4,691
International Business Machines Corp.	141,500	10,966
Lexmark International, Inc. Class A (a)	23,900	1,446
Sun Microsystems, Inc. (a)	207,200	644
		27,378
Electronic Equipment & Instruments - 0.1%
Millipore Corp.	8,900	303
Vishay Intertechnology, Inc. (a)	19,100	214
Waters Corp. (a)	20,600	449
		966
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	99,200	1,622
IT Consulting & Services - 0.1%
Electronic Data Systems Corp.	20,600	380
Office Electronics - 0.1%
Xerox Corp. (a)	128,500	1,034
Semiconductor Equipment & Products - 2.8%
Agere Systems, Inc. Class B (a)	575,700	806
Altera Corp. (a)	33,100	408
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Analog Devices, Inc. (a)	37,200	$ 888
Applied Materials, Inc. (a)	110,900	1,445
Broadcom Corp. Class A (a)	74,500	1,122
Conexant Systems, Inc. (a)	605,800	975
Intel Corp.	569,700	8,870
KLA-Tencor Corp. (a)	19,300	683
LAM Research Corp. (a)	14,100	152
Micron Technology, Inc. (a)	76,700	747
National Semiconductor Corp. (a)	30,000	450
Novellus Systems, Inc. (a)	15,700	441
Teradyne, Inc. (a)	5,300	69
Texas Instruments, Inc.	177,300	2,661
Xilinx, Inc. (a)	37,300	768
		20,485
Software - 5.8%
Adobe Systems, Inc.	41,400	1,027
BEA Systems, Inc. (a)	74,600	856
Citrix Systems, Inc. (a)	34,300	423
Compuware Corp. (a)	69,200	332
Mercury Interactive Corp. (a)	19,900	590
Microsoft Corp. (a)	569,000	29,411
Network Associates, Inc. (a)	37,050	596
Oracle Corp. (a)	508,500	5,492
PeopleSoft, Inc. (a)	50,200	919
Rational Software Corp. (a)	101,400	1,054
Siebel Systems, Inc. (a)	45,000	337
StorageNetworks, Inc. (a)	246,300	286
Vastera, Inc. (a)	83,200	470
VERITAS Software Corp. (a)	16,300	255
		42,048
TOTAL INFORMATION TECHNOLOGY		110,653
MATERIALS - 2.3%
Chemicals - 1.1%
Agrium, Inc.	48,800	549
Dow Chemical Co.	52,100	1,547
Lyondell Chemical Co.	82,800	1,047
Millennium Chemicals, Inc.	39,400	375
Olin Corp.	23,600	367
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
PPG Industries, Inc.	36,600	$ 1,835
Praxair, Inc.	36,800	2,126
		7,846
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	21,400	656
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	126,100	1,839
Sealed Air Corp.	16,100	601
Smurfit-Stone Container Corp. (a)	26,200	403
		2,843
Metals & Mining - 0.7%
Alcan, Inc.	99,600	2,935
Alcoa, Inc.	27,700	631
Newmont Mining Corp. Holding Co.	35,700	1,036
Nucor Corp.	6,800	281
Phelps Dodge Corp. (a)	8,800	279
		5,162
TOTAL MATERIALS		16,507
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.0%
ALLTEL Corp.	16,000	816
AT&T Corp.	81,060	2,116
BellSouth Corp.	178,300	4,613
Qwest Communications International, Inc. (a)	454,100	2,271
SBC Communications, Inc.	273,600	7,417
Sprint Corp. - FON Group	78,500	1,137
TeraBeam Networks (e)	4,800	1
Verizon Communications, Inc.	286,300	11,094
		29,465
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	330,000	1,865
Nextel Communications, Inc. Class A (a)	58,700	678
		2,543
TOTAL TELECOMMUNICATION SERVICES		32,008
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 1.1%
Electric Utilities - 0.9%
Dominion Resources, Inc.	44,400	$ 2,438
FirstEnergy Corp.	61,900	2,041
FPL Group, Inc.	33,200	1,996
TXU Corp.	28,200	527
		7,002
Gas Utilities - 0.2%
Kinder Morgan, Inc.	28,500	1,205
Multi-Utilities & Unregulated Power - 0.0%
AES Corp. (a)	48,300	146
TOTAL UTILITIES		8,353
TOTAL COMMON STOCKS (Cost $738,761)		687,459
Convertible Preferred Stocks - 0.2%

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. $7.25	14,800	1,595
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Lucent Technologies, Inc. $80.00 (c)	500	251
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,003)		1,846
Convertible Bonds - 0.2%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	$ 1,000	905
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Corning, Inc. 0% 11/8/15	800	448
Convertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (c)	$ 170	$ 209
TOTAL INFORMATION TECHNOLOGY		657
TOTAL CONVERTIBLE BONDS (Cost $1,616)		1,562
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (d) (Cost $1,899)	1,900	1,899
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	33,439,829	33,440
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	14,009,199	14,009
TOTAL MONEY MARKET FUNDS (Cost $47,449)		47,449
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.07%, dated 12/31/02 due 1/2/03) (Cost $27)	$ 27	27
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $791,755)		740,242
NET OTHER ASSETS - (1.5)%		(11,135)
NET ASSETS - 100%		$ 729,107
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
104 S&P 500 Index Contracts	March 2003	$ 22,851	$ (709)

The face value of futures purchased as a percentage of net assets - 3.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,365,000 or 0.2% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,899,000.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc.	7/7/00	$ 341
TeraBeam Networks	4/7/00	$ 18
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $644,925,000 and $741,241,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $218,000 or 0% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $242,204,000 of which $151,997,000 and $90,207,000 will expire on December 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $11,921,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $13,837) (cost $791,755) - See accompanying schedule		$ 740,242
Cash		1
Receivable for investments sold		6,808
Receivable for fund shares sold		357
Dividends receivable		945
Interest receivable		54
Receivable for daily variation on futures contracts		36
Other receivables		98
Total assets		748,541

Liabilities
Payable for investments purchased	$ 3,434
Payable for fund shares redeemed	1,433
Distributions payable	10
Accrued management fee	400
Other payables and accrued expenses	148
Collateral on securities loaned, at value	14,009
Total liabilities		19,434

Net Assets		$ 729,107
Net Assets consist of:
Paid in capital		$ 1,048,522
Undistributed net investment income		2
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(267,196)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(52,221)
Net Assets, for 18,870 shares outstanding		$ 729,107
Net Asset Value, offering price and redemption price per share ($729,107 ÷ 18,870 shares)		$ 38.64

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended December 31, 2002

Investment Income
Dividends		$ 10,740
Interest		593
Security lending		54
Total income		11,387

Expenses
Management fee Basic fee	$ 4,913
Performance adjustment	1,996
Transfer agent fees	1,499
Accounting and security lending fees	241
Non-interested trustees' compensation	6
Custodian fees and expenses	39
Registration fees	31
Audit	38
Legal	17
Miscellaneous	44
Total expenses before reductions	8,824
Expense reductions	(333)	8,491
Net investment income (loss)		2,896
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(93,730)
Foreign currency transactions	(13)
Futures contracts	(2,453)
Total net realized gain (loss)		(96,196)
Change in net unrealized appreciation (depreciation) on: Investment securities	(109,575)
Assets and liabilities in foreign currencies	21
Futures contracts	(709)
Total change in net unrealized appreciation (depreciation)		(110,263)
Net gain (loss)		(206,459)
Net increase (decrease) in net assets resulting from operations		$ (203,563)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,896	$ 4,026
Net realized gain (loss)	(96,196)	(162,497)
Change in net unrealized appreciation (depreciation)	(110,263)	6,144
Net increase (decrease) in net assets resulting from operations	(203,563)	(152,327)
Distributions to shareholders from net investment income	(2,918)	(4,742)
Distributions to shareholders from net realized gain	-	(4,373)
Total distributions	(2,918)	(9,115)
Share transactions Net proceeds from sales of shares	29,750	58,532
Reinvestment of distributions	2,501	7,936
Cost of shares redeemed	(101,264)	(142,436)
Net increase (decrease) in net assets resulting from share transactions	(69,013)	(75,968)
Total increase (decrease) in net assets	(275,494)	(237,410)

Net Assets
Beginning of period	1,004,601	1,242,011
End of period (including undistributed net investment income of $2 and undistributed net investment income of $0, respectively	$ 729,107	$ 1,004,601
Other Information Shares
Sold	700	1,181
Issued in reinvestment of distributions	65	149
Redeemed	(2,379)	(2,860)
Net increase (decrease)	(1,614)	(1,530)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 49.04	$ 56.42	$ 71.72	$ 55.66	$ 54.11
Income from Investment Operations
Net investment income (loss) B	.15	.19	.22	.18	.05
Net realized and unrealized gain (loss)	(10.39)	(7.14)	(4.98)	22.23	1.50
Total from investment operations	(10.24)	(6.95)	(4.76)	22.41	1.55
Distributions from net investment income	(.16)	(.23)	(.22)	(.18)	-
Distributions in excess of net investment income	-	-	(.47)	(.02)	-
Distributions from net realized gain	-	(.20)	(9.85)	(6.15)	-
Total distributions	(.16)	(.43)	(10.54)	(6.35)	-
Net asset value, end of period	$ 38.64	$ 49.04	$ 56.42	$ 71.72	$ 55.66
Total Return A	(20.89)%	(12.37)%	(7.16)%	40.73%	2.86%
Ratios to Average Net Assets C
Expenses before expense reductions	1.05%	.78%	.58%	.58%	.62%
Expenses net of voluntary waivers, if any	1.05%	.78%	.58%	.58%	.62%
Expenses net of all reductions	1.01%	.74%	.52%	.51%	.54%
Net investment income (loss)	.34%	.37%	.33%	.28%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 729	$ 1,005	$ 1,242	$ 1,533	$ 1,195
Portfolio turnover rate	79%	102%	267%	309%	348%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 52,824
Unrealized depreciation	(118,114)
Net unrealized appreciation (depreciation)	(65,290)
Capital loss carryforward	(242,204)
Cost for federal income tax purposes	805,532

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 2,918	$ 4,090
Long-term capital gains	-	5,025
	$ 2,918	$ 9,115

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $504 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $329 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $4.

Annual Report

Report of Independent Accountants

To the Trustees and Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Trend Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Trend (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Trend. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Ramin Arani (32)
Year of Election or Appointment: 2001 Vice President of Trend. Prior to assuming his current responsibilities, Mr. Arani served as an analyst and portfolio manager at Fidelity Investments.
Name, Age; Principal Occupation
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Trend. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Trend. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Trend. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Trend. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Name, Age; Principal Occupation
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Trend. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Trend. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Trend. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TRE-ANN-0203 338744
1.540017.105